Loan Commitments and Other Related Activities	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES
COMMITMENTS AND CONTINGENCIES
Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.
The contractual amounts of financial instruments with off-balance-sheet risk were as follows at the dates indicated:

	December 31,
	2015		2014
	Fixed Rate	Variable Rate	Fixed Rate	Variable Rate
	(Dollars in thousands)
Commitments to make loans	$1,491	$969	$5,662	$21,103
Unused lines of credit	7,237	25,447	6,191	26,959
Standby letters of credit	38	964	33	950
Total	$8,766	$27,380	$11,886	$49,012

Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments have interest rates from 4.00% to 5.50% and maturities of up to 60 months at December 31, 2015. The fixed rate loan commitments have interest rates from 3.95% to 5.25% and a maturity of up to 60 months at December 31, 2014.
The Company has entered into employment agreements with certain officers that provide for the continuation of salary and certain benefits for a specified period of time under certain conditions. Under the terms of the agreements, these payments could occur in the event of a change in control of the Company, as defined, along with other specific conditions.